Exhibit 32.1

URANIUM RESOURCES, INC.

650 S. Edmonds Lane, Suite 108, Lewisville, TX 75067

972.219.3330 Phone 972.219.3311 Fax

www.uraniumresources.com

March 13, 2008

Securities and Exchange Commission

450 5 th  Street, N.W.

Washington, D.C. 20549

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, David N. Clark, Chief Executive Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Annual Report on Form 10-K/A of the Company for the year ended December 31, 2006, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID N. CLARK
David N. Clark
Chief Executive Officer
March 13, 2008